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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-04299 and 33-50532) of Axiohm Transaction Solutions, Inc. of our report dated September 12, 1997 (except as to Note 19, which is as of January 9, 1998) relating to the consolidated financial
statements of Axiohm S.A. appearing on page   of this Form 10-K.

/s/ PRICE WATERHOUSE

Paris, France
April 9, 1998